Utz Brands Highlights Long Term Strategy and Differentiated Growth at 2026 CAGNY Conference

Hanover, PA – February 18, 2026 – Utz Brands, Inc. (NYSE: UTZ) (“Utz” or the “Company”), a leading U.S. manufacturer of branded Salty Snacks and a small-cap value Staples equity, will discuss its strategies and long-term growth targets today at the 2026 Consumer Analyst Group of New York (CAGNY) Conference. Chief Executive Officer, Howard Friedman, and EVP and Chief Financial Officer, BK Kelley, will outline how the Company plans to deliver sustainable growth and acceleration of free cash flow as the Company exits a capital-intensive transformation stage.
“As the largest pure-play salty snack company in the country, we are focused on driving growth faster than the category,” Friedman said. “We believe that prioritizing consistent topline growth, annual Adjusted EBITDA growth with margin expansion, and accelerating free cash flow will create shareholder value over time.”
Four Key Strategies
•Outgrow the Category, profitably
•Expand Margins
•Accelerate free cash flow to delever and allocate capital efficiently
•Deploy leading capabilities to build a best-in-class organization
Four Key Growth Differentiators
The Company aims to grow Organic Net Sales(1) 2-3 percentage points faster than the Salty Snack Category, driven by four Key Growth Differentiators:
•Boulder Canyon – maintain momentum on the Company’s fastest growing brand, with a focus on expanding distribution and launching new product innovation
•Geographic Expansion – continue to gain share in Expansion Geographies, which represent 45% of Company retail sales, with California expansion accelerating this rate of growth
•Strengthened Core Geographies – hold share in the Core through expanded Power 4 brand distribution, a focused pricing strategy, and innovation
•Winning Innovation – introduce new on-trend products supported with increased marketing support
Long-Term Financial Targets
•Organic Net Sales(1) 2-3 percentage points faster than the Category, with the assumption that the Salty Snack Category will exhibit growth longer term

•Long-term Net Sales potential of $1.9 billion, indicating approximately $500 million of incremental opportunity, supported by Boulder Canyon and Expansion Geographies share growth
•Annual Adjusted EBITDA(1) growth of 6-8%, with a focus on growing Adjusted EBITDA dollars. This target does not include any acquisitions or divestitures
•Annual Adjusted EBITDA(1) margin expansion, driven by productivity of approximately 4% of Adjusted Cost of Goods Sold and mix improvement
•Adjusted EBITDA(1) margin of at least 17% long-term due to multiple structural drivers including productivity and mix
•Annual Adjusted EPS(1) growth approximately in-line with Adjusted EBITDA growth after 2026, which is impacted by a step-up of depreciation and amortization, higher interest and a higher tax rate
•Accelerated Adjusted Free Cash Flow(1) of $100 million plus in 2027 and beyond, which represents approximately 80-90% conversion of Adjusted Net Income to Adjusted Free Cash Flow. Supported by long-term capital expenditures at approximately 3% of Net Sales starting in 2027
•Leverage at approximately 2.5x long-term through Adjusted EBITDA(1) growth and debt paydown. The Company expects to reach 2.7x-3.0x leverage in 2027

(1)Quantitative reconciliations are not available for the forward-looking non-GAAP financial measures used herein without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Organic Net Sales, Adjusted EPS, Adjusted EBITDA, and Adjusted Free Cash Flow, respectively. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.
Webcast Information
The presentation at the CAGNY conference will begin at 3:00 p.m. Eastern Standard Time today. A live webcast of the presentation will be made accessible at the “Events & Presentations” section of Utz’s investor relations website at https://investors.utzsnacks.com/. The webcast replay will be archived online for 90 days. Simultaneous with the webcast, today’s presentation and accompanying slides will be available in the investor section of the Company’s website and will remain available on the website following the webcast.
About Utz Brands, Inc.
Utz Brands, Inc. (NYSE: UTZ) manufactures a diverse portfolio of savory snacks through popular brands, including Utz®, On The Border® Chips & Dips, Zapp’s®, and Boulder Canyon®, among others. After a century with a strong family heritage, Utz continues to have a passion for exciting and delighting consumers with delicious snack foods made from top-quality ingredients. Utz's products are distributed nationally through grocery, mass merchandisers, club, convenience, drug, and other channels. Based in Hanover, Pennsylvania, Utz operates multiple manufacturing facilities across the U.S. to serve its growing customer base. For more information, visit www.utzsnacks.com or call 1‐800‐FOR‐SNAX.

Forward-Looking Statements
This press release includes certain statements made herein that are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” "forecast,” "intend,” "expect,” “anticipate,” “believe,” “seek,” “target” “goal”, “on track” or other similar words, phrases or expressions. These forward-looking statements include future plans for the Company, including outlook for fiscal 2026, plans related to the transformation of the Company’s supply chain, the Company’s product mix, the Company’s expectations regarding its level of indebtedness and associated interest expense impacts; the estimated or anticipated future results and benefits of the Company’s future plans and operations; the Company’s cost savings plans and the Company’s logistics optimization efforts; the effects of tariffs, inflation or supply chain disruptions on the Company or its business; the benefits of the Company’s productivity initiatives; the effects of the Company’s marketing and innovation initiatives; the Company’s future capital structure; future opportunities for the Company’s growth; statements regarding the Company’s projected balance sheet and liabilities, including net leverage; and other statements that are not historical facts.
These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Some factors that could cause actual results to differ include, without limitation: our operation in an industry with high levels of competition and consolidation; our reliance on key customers and ability to obtain favorable contractual terms and protections with customers; changes in demand for our products driven by changes in consumer preferences and tastes or our ability to innovate or market our products effectively; changes in consumers’ loyalty to our brands due to factors beyond our control; impacts on our reputation caused by concerns relating to the quality and safety of our products, ingredients, packaging, or processing techniques; the potential that our products might need to be recalled if they become adulterated or are mislabeled; the loss of retail shelf space and disruption to sales of food products due to changes in retail distribution arrangements; our reliance on third parties to effectively operate both our direct-to-warehouse delivery system and our direct-store-delivery network system; the evolution of e-commerce retailers and sales channels; disruption to our manufacturing operations, supply chain, or distribution channels; the effects of inflation, including rising labor costs; shortages of raw materials, energy, water, and other supplies; changes in the legal and regulatory environments in which we operate, including with respect to tax legislation such as the One Big Beautiful Bill Act; potential liabilities and costs from litigation, claims, legal or regulatory proceedings, inquiries, or investigations into our business; potential adverse effects or unintended consequences related to the implementation of our growth strategy; our ability to successfully identify and execute acquisitions or dispositions and to manage integration or carve out issues following such transactions; the geographic concentration of our markets; our ability to attract and retain highly skilled personnel (including risks associated with our recently announced executive leadership transition); impairment in the carrying value of goodwill or other intangible assets; our ability to protect our intellectual property rights; disruptions, failures, or security breaches of our information technology infrastructure; climate change or legal, regulatory or market measures to address climate change; our exposure to liabilities, claims or new laws or regulations with respect to environmental matters; the increasing focus and opposing views, legislation and expectations with respect to ESG initiatives; restrictions on our operations imposed by covenants in our debt instruments; our exposure to changes in interest rates; adverse impacts from disruptions in the worldwide financial markets, including on our ability to obtain new credit; our exposure to any new or increased income or product taxes; pandemics, epidemics or other disease outbreaks; our exposure to changes to trade policies and tariff and import/export regulations by the United States and other jurisdictions; potential volatility in our Class A Common Stock caused by resales thereof; our dependence on distributions made by our subsidiaries; our payment obligations pursuant to a tax receivable agreement, which in certain cases may exceed the tax benefits we realize or be accelerated; provisions of Delaware law and our governing documents and other agreements that could limit the ability of stockholders to take certain actions or delay or discourage takeover attempts that stockholders may consider favorable; our exclusive forum provisions in our governing documents; the influence of certain significant stockholders and members of Utz Brands Holdings, LLC, whose interests may differ from those of our other stockholders; and other risks and uncertainties set forth in Part I, Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 28, 2025 and in the other reports we file with the U.S. Securities and Exchange Commission from time to time.
Forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise required by law.
Non-GAAP Financial Measures
Utz uses non-GAAP financial information and believes it is useful to investors as it provides additional information to facilitate comparisons of historical operating results and identify trends in our underlying operating results, and it provides additional insight and transparency on how we evaluate the business. We use non-GAAP financial measures to budget, make operating and strategic decisions, and evaluate our performance. These non-GAAP financial measures do not represent financial performance in accordance with generally accepted accounted principles in the United States (“GAAP”) and may exclude items that are significant to understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations, earnings per share or other measures of profitability, liquidity, or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly titled measures used by other companies.
Management believes that non-GAAP financial measures should be considered as supplements to the GAAP measures reported, should not be considered replacements for, or superior to, the GAAP measures, and may not be comparable to similarly named measures used by other companies. The Company’s calculation of the non-GAAP financial measures may differ from methods used by other companies. We believe that these non-GAAP financial measures provide useful information to investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date when considered with both the GAAP results and the reconciliations to the most comparable GAAP measures, and that the presentation of non-GAAP financial measures is useful to investors in the evaluation of our operating performance compared to other companies in the Salty Snack industry, as similar measures are commonly used by the companies in this industry. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of management judgment about which items of expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures. As new events or circumstances arise, these definitions could change. When the definitions change, we will provide the updated definitions and present the related non-GAAP historical results on a comparable basis.
Definitions
Organic Net Sales is defined as Net Sales excluding the impacts of acquisitions, divestitures and independent operator (“IO”) route conversions that took place after 1Q’2024.
Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash adjustments and/or other cash adjustment items, such as stock-based compensation, hedging and purchase commitments adjustments, asset impairments, acquisition and integration costs, business transformation initiatives, and financing-related costs. Adjusted EBITDA is one of the key performance indicators we use in evaluating our operating performance and in making financial, operating, and planning decisions. We believe Adjusted EBITDA is useful to the users of this release because the financial information contained in the release can be used in the evaluation of Utz’s operating performance compared to other companies in the Salty Snack industry, as similar measures are commonly used by companies in this industry. In this release, we also provide Adjusted EBITDA as a percentage of Net Sales as an additional measure for readers to evaluate our Adjusted EBITDA Margin.
Adjusted EPS is defined as Adjusted Net Income divided by the weighted average shares outstanding for each period on a fully diluted basis assuming the shares of Class V Common Stock of the Company are converted to Class A Common Stock of the Company.
Adjusted Free Cash Flow is defined as Cash Flow from Operating Activities on the Consolidated Statements of Cash Flows less Purchases of Property and Equipment (Capital Expenditures) plus Net Proceeds from Sale of Property and Equipment, both included in Cash flow from investing activities on the Consolidated Statements of Cash Flows.
Branded Salty Snacks is defined as Power Four Brands and Other Brands. Power Four Brands consist of the Utz® brand, On The Border®, Zapp’s®, and Boulder Canyon®. Other Brands include Golden Flake®, TORTIYAHS!®, Hawaiian®, Bachman®, Tim’s Cascade®, Dirty Potato Chips®, TGI Fridays® and Vitner's®.
Non-Branded & Non-Salty Snacks is defined as partner brands, private label, co-manufacturing for which we are the manufacturer, Utz branded non-salty snacks such as On The Border® Dips and Salsa, and sales not attributable to specific brands.
Investor Contact
Trevor Martin
Utz Brands, Inc.
Tmartin@utzsnacks.com

Media Contact
Colleen Farley
Utz Brands, Inc.
cfarley@utzsnacks.com